UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2009 (September 23 , 2009)

China Automotive Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-3123	33-0885775
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)	Identification No.)	Identification No.)

No. 1 Henglong Road, Yu Qiao Development Zone
Shashi District, Jing Zhou City
Hubei Province
People’s Republic of China
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (86) 27-5981 8527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

Further to the report on Form 8-K filed by China Automotive Systems, Inc., the “Company”, with the Securities and Exchange Commission on July 27, 2009, regarding the extension of the applicable holder mandatory redemption date of the senior convertible notes all dated February 15, 2008, from July 23, 2009 to September 23, 2009, the Company received a letter dated September 22, 2009 from the joint and several provisional liquidator acting for and on behalf of Lehman Brothers Commercial Corporation Asia Limited, the “LBCCA”, stating that upon the Company’s acceptance of the revocation, all holder redemption notices dated April 24, 2009 shall be immediately revoked as if they were never issued, and the letter and the revocation do not purport to amend, restate or supplement any other terms and conditions under the three Notes and Securities Purchase Agreement dated 1 February 2008 between the Company and LBCCA.  The Company accepted such revocation on September 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Automotive Systems, Inc.
(Registrant)

Date: September 24, 2009	By:	/s/ Hanlin Chen
Hanlin Chen
Chairman